UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 31 July 2003


                       BLACKSTOCKS DEVELOPMENT CORP.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49914                  03-0459617
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                        8914 Legacy Park Dr, Suite J,
                       Charlotte, North Carolina 28269
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-549-3560
                             ------------------
                         (Issuer's Telephone Number)








Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets

None

Item 3. Bankruptcy or Receivership

      There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies or Inclusion described in this Form 8-K.

Item 4. Changes in Registrant's Certifying Accountant

None


Item 5. Other Events

On 21 July 2003, the Company entered into a personal services agreement with Media Funding Management, Ltd. (MFM) to provide marketing consultant and media buying services. The parties agreed that the personal services agreement is valued at $1,000,000 and covers a two year period.

On 21 July 2003, the Company entered into a media advertising agreement with Media Funding Management, Ltd. to provide media advertising for the Company throughout the United States and Canada. The parties agreed that the media advertising agreement is valued at $4,000,000 and covers a two year period. For the Media the Company has agreed to issue common stock to MFM valued at the agreed upon contract price and that carries full registration rights.

Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None
Index to Exhibits

Exhibit          Description
--------         -----------

10.15 MEDIA ADVERTISING AGREEMENT - MEDIA FUNDING MANAGEMENT, LTD.

10.16 PERSONAL SERVICES AGREEMENT - MEDIA FUNDING MANAGEMENT, LTD.



              Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BLACKSTOCKS DEVELOPMENT CORP.
                                                 -----------------------------
                                                 (Registrant)


Date:  July 31, 2003                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer





Exhibit 10.15  MEDIA ADVERTISING AGREEMENT - MEDIA FUNDING MANAGEMENT, LTD.

ARTICLE I MEDIA ADVERTISING AGREEMENT

      THIS AGREEMENT is made by and between Blackstocks Development Corp., a business corporation organized under the laws of the state of Delaware with its principal offices located at 8914 Legacy Park Drive Suite J, Charlotte, North Carolina 28269 (Client), and Media Funding Management, Ltd., a business corporation organized under the laws of the state of Vermont with its principal offices located at 4967 Main Street - #471, Manchester Center, Vermont05255 (MFM).

      WHEREAS Client, which is in the process of becoming a publicly traded company (OTC:BB Symbol Pending), is developing a National Daycare Center operation focused on providing Center-based early childhood education and educational services to children primarily from six weeks to five years of age and plans to acquire forty-eight (48) centers within the next five years; and

      WHEREAS MFM, successor in interest to Venture Capital Media, Ltd. (VCM), is in the media brokerage business with access to Media Advertising including, without limitation, television, billboard, radio, print, Internet and other advertising.

      NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties agree as follows:

 1.	Nature of Agreement.	Client engages MFM and MFM agrees to be engaged
by Client to provide media advertising throughout the United States and Canada in exchange for certain shares of the common stock of Client.

 2.	Definitions.	For the purposes of this agreement, the following terms,
as used in this Agreement, are understood to have the meanings stated herein:

a.	Media Advertising: Media Advertising shall consist of any combination of television, billboard, radio, print, Internet or other advertising. Media Advertising, as defined herein, is subject to availability, rate structure and clearance of advertiser and creative at time of advertising placement through MFM's normal means of procurement. Media Advertising does not include creative, production or delivery of creative to the media.


b. Rate Card: Rate Card refers to the maximum published rate for a given Media Advertising product (also referred to as the published rate card). In this case,the term a given Media Advertising product includes, but is not limited, to the length, time, size, time of placement, time of running or time of airing of such advertising as shall govern its maximum published rate.


 3.	Effective Date.	The Effective Date of this Agreement shall be
August 1st, 2003 regardless of the date this Agreement becomes fully executed by the parties hereto.


 4.	Purpose of Agreement.	 As stated above, Client engages MFM and MFM a
grees to be engaged by Client to provide Media Advertising in exchange for certain shares of the common stock of Client. This (Section) of the Agreement sets forth the terms governing the procurement of various Media Advertising, Public Relations and Production Services by MFM for Client in exchange for the issuance of common stock of Client.

a.	Agreement Amount.	The parties hereto agree to transact up to four
million ($4,000,000) dollars of Media Advertising, as valued and defined previously.

b.	Term of Agreement.	 The parties hereto anticipate transacting up to
four million ($4,000,000) dollars of Media Advertising, as valued and defined previously, for common stock over the course of two (2) years as more fully escribed below.

c.	Initial Valuation of Client's Stock.	The total number of shares
(the Base Shares) to be issued to MFM under this Agreement shall be determined as of the Effective Date or, in the event that the Effective Date falls on a day on which the securities markets are not open for business, the first business day thereafter, and shall be calculated as follows:

      i.	The price per share (the Market Price or MP, as used
interchangeably) is defined as the arithmetic average of the closing price of the Client's common stock for the 20 trading days immediately preceding the Effective Date, as reported daily by the principal national or regional stock exchange on which the common stock is listed or, if the common stock is not listed on any such exchange, as reported by the National Association of Securities Dealers Automated Quotation Systems (NASDAQ) or, if such common stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated, whether or not any shares transacted on any such day.

      ii.	The total number of Base Shares to be issued to MFM shall be calculated by dividing the Agreement Amount by the Market Price, as determined immediately above.

d.	Adjustments to Valuation of Client's Stock.	Both Client and MFM
recognize that the price of the Client's common stock may change, perhaps appreciably, between the establishment of the Market Price, set forth in 4(c)(i), above, and depletion of the Agreement Amount, set forth in 4(a). Accordingly, Client and MFM agree to make adjustments to the ultimate number of common shares issued to MFM or to the value of the Media Advertising provided to Client according to the terms set forth hereinbelow.


i.	On the first business day of each month, Client and MFM shall adjust the value of Client's stock to the arithmetic average of the closing price of the Client's common stock for the 20 trading days immediately preceding said first business day of the new month. The Parties shall maintain a ledger documenting the adjusted value for each month, the dollar value of the Media Advertising and any adjustment due to either party.

ii.	On each annual anniversary of the Effective Date of the Agreement, the
Parties shall determine Adjusted Shares by totaling the monthly adjustments due each party and shall adjust the balance of the Agreement accordingly.
In the event that Adjusted Shares is a figure greater than Base Shares, then Client shall issue to MFM an additional number of common shares that shall be calculated by subtracting Base Shares from Adjusted Shares. In the event that Base Shares is a figure greater than Adjusted Shares, then MFM, at its sole and exclusive option, may issue Client an additional, pro rata amount of Media Advertising dollars or return restricted shares equal in number to the difference between the Base Shares and Adjusted Shares.

e.	Registration Provisions.	The common stock to be issued to MFM, as
contemplated herein, shall be subject to the following registration provisions:

i.	Within seven (7) days of the Effective Date, or, if issued pursuant to a share adjustment, the subsequent date of issuance, Client agrees to instruct its securities counsel to commence preparing and filing a Form S-8 with the Securities Exchange Commission to register the below mentioned Personal
Service Shares to be transferred to MFM. MFM agrees to provide Client's securities counsel such representations and warranties as said counsel may reasonably request in order to complete the filing of said Form S-8 on behalf of the below mentioned Personal Service Shares.

ii.	Client grants to MFM demand registration rights with respect to one hundred percent (100%) of the shares to be transferred to MFM hereunder, with such rights to become effective and exercisable beginning one hundred twenty (120) days from the Effective Date, or, if issued pursuant to a share adjustment, the subsequent date of issuance. Notwithstanding these demand registration rights, Client also grants to MFM piggyback registration rights with respect to these same shares, with such rights to become effective and exercisable beginning immediately upon the Effective Date or, if issued pursuant to a share adjustment, the subsequent date of issuance. With regard to either or both of the demand and the piggyback registration rights granted to MFM in this paragraph, such rights are subject to rights granted to others previously.

iii.	 Client understands that registered stock is a tool needed for
MFM to perform its duties under this Agreement. In the event that Client fails to perform as outlined in 4(e)(i, ii) then MFM's duty to perform shall be suspended until such time as Client performs its share registration duties.

f.	Delivery of Shares.	The Base Shares of common stock to be issued to
MFM, as contemplated herein, shall be delivered to MFM according to the following schedule:

i.	Within fifteen (15) days of the above stated Effective Date or, if issued pursuant to a share adjustment, the subsequent date of issuance, Client shall cause all required shares of Rule 144 restricted common stock to be delivered to MFM, or its designee, in payment of the Agreement Amount contemplated herein.

ii.	Within fifteen (15) days of the filing date of the Form S-8 registration,
Client shall cause the Personal Service Shares of registered common stock to be delivered to MFM, or its designee, in payment for the marketing consulting and media buying services contracted for herein.

g.	Selection of Advertising.   Prior to the negotiation and execution of
this Media Advertising Agreement, Client provided MFM with general guidelines as to Client's target markets. With MFM's assistance, Client shall refine those general guidelines. Then, MFM shall recommend media advertising to Client by submitting a written description of the media advertising, which includes: demographic information on the recommended advertising, a Rate Card (as defined hereinabove) and the cost of the proposed media advertising. Media advertising shall be deemed approved if not rejected by Client within ten (10) business days from Client's receipt of MFM's recommendation.


h.	Pricing of Advertising.     The parties hereto agree that certain media
outlets may not publish a Rate Card. In the event that a given media outlet does not publish a Rate Card, MFM shall submit a pricing letter from such outlet in its recommendation.In no event shall Media Advertising cost Client more than one hundred (100%) percent over the price for which such Media Advertising could be purchased for cash given the same scheduling requirements.

i.	Verification of Advertising.  MFM shall provide Client with verification that Media Advertising has run within sixty (60) days of the end of the month in which such Media Advertising ran. In the event that Client does not receive verification from MFM within said sixty (60) day period, Client shall inform MFM in writing that verification has not been received. MFM shall have an additional sixty (60) days to provide such verification. In the event that MFM cannot obtain verification within sixty (60) days from its receipt of written notice, Client shall be entitled to replacement Media Advertising of equal value. In the event that any approved advertising does not run it will be the obligation of MFM to replace the advertising with other approved advertising of equal value.

   j.	Relationship between Client and Media.	 Prior to Client's execution
of this Agreement, Client informed MFM of its marketing targets/goals and communicated regarding such with MFM's media buyer(s). By executing this Agreement below, Client certifies that it understands that no Media Advertising, whatsoever, is guaranteed until run, that the Client shall not contact media outlets directly under any circumstance absent express written direction of MFM's media buyer(s), that any unauthorized contact between Client and media outlets is an event of default hereunder, that the pricing of Media Advertising does not include creation of advertising creative, production services or delivery of creative to media outlets and that Client's creative is always subject to final availability and clearance by the media outlet prior to run.

k.	Termination of Agreement.	 Upon termination of this Agreement, the
parties expressly agree that any media advertising previously approved by Client and MFM shall be fully funded in accordance with the provisions of this Agreement. Similarly, Client's right to verification and MFM's responsibility to provide verification or replacement Media Advertising shall survive any termination of this Agreement.

l.	Miscellaneous Rights & Restrictions.   Client grants MFM the right
to review and MAKE recommendations concerning any future financings of Client, whether by equity or debt instrument. MFM agrees that it will review any such proposed financings promptly and that its consent to same shall not be unreasonably withheld. MFM reserves its right to complete independent due diligence with respect to the prospective source of financing and such entity's proposed agreement with the Client.

 5.	Defaults.

a. Client's Default.   Any default by Client in the payment of any amount
when due under this agreement, or any extension hereof, or any failure by Client to fulfill any other provisions of this Agreement shall entitle MFM, at its sole option, to terminate this Agreement upon ten (10) days notice in accordance with 9, below, and notwithstanding any provision hereof to the contrary, Client shall remain liable to MFM for all loss or damage sustained by MFM by reason of any such failure or default.

b. MFM's Default. Any default by MFM in the provision of media contracted for or in the payment to others for services contracted on behalf of Client, including but not limited to advertising of any sort, or any failure by MFM to fulfill any other provisions of this Agreement shall entitle Client, at its sole option, to terminate this Agreement upon ten (10) days notice in accordance with 9, below. Notwithstanding any provision hereof to the contrary, MFM shall be obligated in the event of such termination to return all shares issued to it or its designees for which advertising has not been booked hereunder subject to verification under 4(i) hereof.

 6.	Lack of Representations by MFM.     MFM will use its best efforts to
recommend Media advertising, which MFM believes will be beneficial to Client. Client's execution of this Agreement indicates its acknowledgement that MFM has made no representations, express or implied, regarding the ultimate success or failure of the Media Advertising to be run pursuant to the Agreement.

 7.	Noncompetition & Noncircumvention.    Both parties to this Agreement
agree that each will refrain, directly or indirectly from utilizing information gained from the other party in any way other than as contemplated hereunder. Further, neither party will circumvent the other party by attempting to take advantage of research and development performed by either party. The parties realize that this noncompete/noncircumvention provision is an essential and material part of this agreement. At the termination of this Agreement or any renewals or extensions hereof, each party shall return to the other any and all confidential information received pursuant hereto.

 8.	Reciprocal Indemnification.

a.	Client's Indemnification. Client shall protect, defend, indemnify and hold harmless MFM and its officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by MFM and its officers, directors, employees, agents, attorneys, successors and assigns which are related to any breach by Client of its representations and warranties, or of its covenants, in this Agreement. Further, Client specifically agrees to protect, defend, indemnify and hold harmless MFM and its officers, directors, employees, agents, attorneys, successors and assigns from and against any losses, damages and expenses incurred defending against a shareholder derivative action initiated by shareholders of Client.

b.	MFM's Indemnification. MFM shall protect, defend, indemnify and hold harmless Client, and its officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by Client and its officers, directors, employees, successors and assigns which are related to any breach by MFM of its representations and warranties, or of its covenants, in this Agreement.

 9.	Notices. All necessary notices or correspondence required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given when hand delivered or when mailed postage prepaid by first class certified mail, return receipt requested:

If to Client:	Mr. Alton Perkins, Chairman & CEO
      Blackstocks Development Corp.
      8914 Legacy Park Drive  Suite J
      Charlotte, North Carolina 28269

With a copy :_________________________
      ________________________________
      ________________________________
      ________________________________


If to MFM:	Mr. Richard W. Piller
      Media Funding Management, Ltd.
      4967 Main Street - #471
      Manchester Center, Vermont 05255

With a copy:	William McNeir Richmond, Esq.
		William McNeir Richmond, P.C.
		43 Bryant Road
		Wolfeboro, New Hampshire  03894-4606

 10.	Public Announcements.  Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party.

 11.	Attorney's Fees.  If either party hereto shall breach any of the terms hereof, such party shall pay to the successful party all of the successful party's costs and expenses, including, without limitation, attorneys' and expert witness fees, incurred by such party in enforcing the terms of this Agreement.

 12.	Benefit.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement shall be construed to create any rights in third parties as third party beneficiaries or otherwise. This Agreement shall not be assigned to any party without the prior written consent of the other party, which consent shall not be unreasonably withheld, but, no such assignment shall relieve the assigning party of its obligations absent novation.

 13.	Force Majeure.   Whenever a period of time is herein prescribed for
the taking of any action by either party hereto, such party shall not be liable or responsible for any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws and regulations or any other cause whatsoever beyond the control of such party.

 14. Amendment and Waiver. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any amendment or waiver will be binding on Client only if such amendment or waiver is set forth in a writing executed by Client, and provided that any amendment or waiver will be binding upon MFM only if such amendment or waiver is set forth in a writing executed by MFM. The waiver of any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.


 15. Governing Law; Consent to Jurisdiction. This Agreement will be governed, construed and enforced in accordance with and governed by the laws of the state of Vermont applicable to agreements made and to be performed in such jurisdiction without reference to conflicts of law principles. The Parties irrevocably consent that any legal action or proceeding against them under, arising out of or in any manner relating to this Agreement or any other agreement, document or instrument arising out of or executed in connection with this Agreement may be brought only in a court with jurisdiction located in, or the federal district court the district of which includes, Bennington County, Vermont and the Parties each irrevocably consent to that venue and to the personal jurisdiction thereof. The Parties hereby expressly and irrevocably waive any claim or defense in any action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

 16.	Severability.  Should any provision of this Agreement be determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, then such provision shall be amended by the parties hereto so as to make it valid, legal and enforceable but keeping it as close to its original meaning as possible. The invalidity, illegality or unenforceability of any provision shall not affect in any manner the other provisions herein contained, which remain in full force and effect.

 17.	Grammatical Usage.  Throughout this Agreement, reference to the neuter gender shall be deemed to include the masculine and feminine, the singular the plural and the plural the singular, as indicated by the context in which used.

 18.	Headings; Context. The headings of the sections () and paragraphs()
contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

 19.	Counterparts. This Agreement may be executed in numerous
counterparts, all of which shall be considered one and the same agreement. For purposes of this Agreement, facsimile signatures shall be considered original signatures.

 20.	Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter of this Agreement and supersede all prior agreements, representations and warranties of the parties as to the subject matter of this Agreement.

BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES
ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

      IN WITNESS WHEREOF, MFM and Client have executed this Agreement in multiple duplicate originals.


AGREED TO & ACCEPTED BY:                     AGREED TO & ACCEPTED BY:

Media Funding Management, Ltd.			     Blackstocks Development Corp.

By: /s/        Date 7/21/03	                 By: /s/ Date 7/17/03
Richard W. Piller, its Managing Director	 Alton Perkins, its Chairman &CEO
	and not individually  					 and not individually

_______________________________	             _____________________________
Witness						                 Witness
State of Vermont					         State of North Carolina
Bennington, SS.						         Mecklenburg, SS.

July 21, 2003						          July 17, 2003

Richard W. Piller personally appeared before Alton Perkins personally
me and acknowledged his execution 			 appeared before me and
of the foregoing instrument to be the free act acknowledged his execution
and deed of  Media Funding Management, Ltd.   of the foregoing instrument
	                                          to be the free act and deed
                                            of Blackstocks Development Corp.
Before me,						              Before me,

________________________		              ____________________________
Notary Public						          Notary Public
My commission expires:				          My Commission expires:




Exhibit 10.16 PERSONAL SERVICES AGREEMENT - MEDIA FUNDING MANAGEMENT, LTD. PERSONAL SERVICES AGREEMENT

      THIS AGREEMENT is made by and between Blackstocks Development Corp., a business corporation organized under the laws of the state of Delaware with its principal offices located at 8914 Legacy Park Drive Suite J, Charlotte, North Carolina 28269 (Client), and Media Funding Management, Ltd., a business corporation organized under the laws of the state of Vermont with its principal offices located at 4967 Main Street - #471, Manchester Center, Vermont 05255
(MFM).

      WHEREAS Client, which is in the process of becoming a publicly traded company (OTC:BB Symbol Pending), is developing a National Daycare Center operation focused on providing Center-based early childhood education and educational services to children primarily from six weeks to five years of age and plans to acquire forty-eight (48) centers within the next five years; and

      WHEREAS MFM, successor in interest to Venture Capital Media, Ltd.
(VCM), is in the media brokerage business with access to Media Advertising including, without limitation, television, billboard, radio, print, Internet and other advertising;

      NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties agree as follows:

 1.	Nature of Agreement.	Client engages MFM and MFM agrees to act as a
marketing consultant to and a media buyer (as this term is normally used in the advertising trade) on behalf of Client to purchase media advertising throughout the United States and Canada in exchange for certain shares of the common stock of Client.

 2.	Definitions.	For the purposes of this agreement, the following terms,
as used in this Agreement, are understood to have the meanings stated herein:

a.	Media Advertising: Media Advertising shall consist of any combination of television, billboard, radio, print, Internet or other advertising. Media Advertising, as defined herein, is subject to availability, through MFM's normal means of procurement, at time of advertising placement.

b.	Rate Card: Rate Card refers to the maximum published rate for a given Media advertising product (also referred to as the published rate card). In this case, the term a given Media advertising product includes, but is not limited, to the length, time, size, time of placement, time of running or time of airing of such advertising as shall govern its maximum published rate.

 3.	Effective Date.	The Effective Date of this Agreement shall be
August 1st, 2003 regardless of the date this Agreement becomes fully executed by the parties hereto.



 4.	Purpose of Agreement.	 As stated above, Client engages MFM and MFM
agrees to be engaged by Client as a marketing consultant and to purchase, on behalf of Client, media advertising throughout the United States and Canada in exchange for certain shares of the common stock of Client. This (Section) of the Agreement sets forth the terms governing the procurement of various media advertising by MFM for Client in exchange for the issuance of the common stock of Client.

   a.	Marketing Consulting Services.   MFM shall recommend Media
Advertising to Client by submitting a written description of the Media dvertising, which includes: demographic information on the recommended advertising, a Rate Card (as defined hereinabove) and the cost of the proposed media advertising. Media advertising shall be deemed approved if not rejected by Client within ten (10) business days from Client's receipt of MFM's recommendation.

	b.	Agreement Amount; Term.     The parties hereto agree that this
Personal Services Agreement shall be valued at one million ($1,000,000) dollars and cover a period of two (2) years.

c.	Valuation of Client's Stock.	The total number of shares
(the Base Shares) to be issued to MFM under this Agreement shall be determined as of the Effective Date or, in the event that the Effective Date falls on a day on which the securities markets are not open for business, the first business day thereafter, and shall be calculated as follows:

i.	The price per share (the Market Price or MP, as used interchangeably)
is defined as the arithmetic average of the closing price of the Client's common stock for the 20 trading days immediately preceding the Effective Date, as reported daily by the principal national or regional stock exchange on which the common stock is listed or, if the common stock is not listed on any such exchange, as reported by the National
Association of Securities Dealers Automated Quotation Systems (NASDAQ) or, if such common stock is not quoted on NASDAQ, as reported by the National Quotation Bureau Incorporated, whether or not any shares transacted on any such day.

ii.	The total number of Base Shares to be issued to MFM shall be calculated by dividing the Agreement Amount by the Market Price, as determined immediately above.

e.	Delivery of Shares.	Within fifteen (15) days of the filing date of the
Form S-8 registration, as defined in Section 4.f., below, Client shall cause one million ($1,000,000) dollars of its registered common stock to be delivered to MFM, or its designee, in payment for the marketing consulting and media buying services contracted for herein.

f.	Registration Rights & Restrictions.     Within seven (7) days of the
Effective Date, Client agrees to instruct its securities counsel to commence preparing and filing a Form S-8 with the Securities Exchange Commission to register the aforementioned shares to be transferred to MFM. MFM agrees to provide Client's securities counsel such representations and warranties as said counsel may reasonably request in order to complete the filing of said Form S-8 on behalf of the aforementioned shares.

 5.	Defaults.

c. Client's Default.   Any default by Client in the payment of any amount
when due under this agreement, or any extension hereof, or any failure by Client to fulfill any other provisions of this Agreement shall entitle MFM, at its sole option, to terminate this Agreement upon ten
(10) days notice in accordance with 9, below, and notwithstanding any provision hereof to the contrary, Client shall remain liable to MFM for all loss or damage sustained by MFM by reason of any such failure or default.

d. MFM's Default. Any default by MFM in the purchasing of media on behalf of Client, or any failure by MFM to fulfill any other provisions of this Agreement shall entitle Client, at its sole option, to terminate this Agreement upon ten (10) days notice in accordance with 9, below. Notwithstanding any provision hereof to the contrary, MFM shall be obligated in the event of such termination to return all shares issued to it or its designees for which Advertising Media have not been booked hereunder and subject to verification under Section 4.g. hereof.

 6.	Lack of Representations by MFM.     Client's execution of this
Agreement indicates its acknowledgement that MFM has made no representations, express or implied, regarding the ultimate success or failure of the Media advertising to be recommended by MFM or to be purchased on behalf of Client by MFM pursuant to this Agreement.

 7.	Noncompetition & Noncircumvention.    Both parties to this Agreement
agree that each will refrain, directly or indirectly from utilizing information gained from the other party in any way other than as contemplated hereunder. Further, neither party will circumvent the other party by attempting to take advantage of research and development performed by either party. The parties realize that this noncompete/noncircumvention provision is an essential and material part of this agreement. At the termination of this Agreement or any renewals or extensions hereof, each party shall return to the other any and all confidential information received pursuant hereto.

 8.	Reciprocal Indemnification.

a.	Client's Indemnification. Client shall protect, defend, indemnify and hold harmless MFM and its officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by MFM and its officers, directors, employees, successors and assigns which are related to any breach by Client of its representations and warranties, or of its covenants, in this Agreement. Further, Client specifically agrees to protect, defend, indemnify and hold harmless MFM from and against any losses, damages and expenses incurred defending against a shareholder derivative action initiated by shareholders of Client.

b.	MFM's Indemnification. MFM shall protect, defend, indemnify and hold harmless Client, and its officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by Client and its officers, directors, employees, successors and assigns which are related to any breach by MFM of its representations and warranties, or of its covenants, in this Agreement.

 9.	Notices. All necessary notices or correspondence required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given when hand delivered or when mailed postage prepaid by first class certified mail, return receipt requested:

If to Client:	Mr. Alton Perkins, Chairman & CEO
      Blackstocks Development Corp.
      8914 Legacy Park Drive, Suite J
      Charlotte, North Carolina 28269

With a copy :_________________________
      ________________________________
      ________________________________
      ________________________________

If to MFM:	Mr. Richard W. Piller, Managing Director
      Media Funding Management, Ltd.
      4967 Main Street - #471
      Manchester Center, Vermont 05255

With a copy:	William McNeir Richmond, Esq.
		William McNeir Richmond, P.C.
		43 Bryant Road
		Wolfeboro, New Hampshire  03894-4606



 10.	Public Announcements.  Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party.

 11.	Attorney's Fees.  If either party hereto shall breach any of the terms hereof, such party shall pay to the successful party all of the successful party's costs and expenses, including, without limitation, attorneys' and expert witness fees, incurred by such party in enforcing the terms of this Agreement.

 12.	Benefit.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement shall be construed to create any rights in third parties as third party beneficiaries or otherwise. This Agreement shall not be assigned to any party without the prior written consent of the other party, which consent shall not be unreasonably withheld, but, no such assignment shall relieve the assigning party of its obligations absent novation.

 13.	Force Majeure.   Whenever a period of time is herein prescribed
for the taking of any action by either party hereto, such party shall not be liable or responsible for any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws and regulations or any other cause whatsoever beyond the control of such party.

 14. Amendment and Waiver. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any amendment or waiver will be binding on Client only if such amendment or waiver is set forth in a writing executed by Client, and provided that any amendment or waiver will be binding upon MFM only if such amendment or waiver is set forth in a writing executed by MFM. The waiver of any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

 15. Governing Law; Consent to Jurisdiction. This Agreement will be governed, construed and enforced in accordance with and governed by the laws of the state of Vermont applicable to agreements made and to be performed in such jurisdiction without reference to conflicts of law principles. The Parties irrevocably consent that any legal action or proceeding against them under, arising out of or in any manner relating to this Agreement or any other agreement, document or instrument arising out of or executed in connection with this Agreement may be brought only in a court with jurisdiction located in, or the federal district court the district of which includes, Bennington County, Vermont and the Parties each irrevocably consent to that venue and to the personal jurisdiction thereof. The Parties hereby expressly and irrevocably waive any claim or defense in any action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.



 16.	Severability.  Should any provision of this Agreement be determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, then such provision shall be amended by the parties hereto so as to make it valid, legal and enforceable but keeping it as close to its original meaning as possible. The invalidity, illegality or unenforceability of any provision shall not affect in any manner the other provisions herein contained, which remain in full force and effect.

 17.	Grammatical Usage.  Throughout this Agreement, reference to the neuter gender shall be deemed to include the masculine and feminine, the singular the plural and the plural the singular, as indicated by the context in which used.

 18.	Headings; Context. The headings of the sections () and paragraphs()
contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

 19.	Counterparts. This Agreement may be executed in numerous
counterparts, all of which shall be considered one and the same agreement. For purposes of this Agreement, facsimile signatures shall be considered original signatures.

 20.	Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter of this Agreement and supersede all prior agreements, representations and warranties of the parties as to the subject matter of this Agreement.


BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES
ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

IN WITNESS WHEREOF, MFM and Client have executed this Agreement in multiple duplicate originals.

AGREED TO & ACCEPTED BY:                 AGREED TO & ACCEPTED BY:

Media Funding Management, Ltd.			 Blackstocks Development Corp.

By: 	/s/			Date 7/21/03		 By: 	/s/	Date 7/17/03
Richard W. Piller, its Managing Director Alton Perkins, its Chairman& CEO
and not individually  				     and not individually

____________________________	         _______________________
Witness						             Witness

State of Vermont					     State of North Carolina
Bennington, SS.						     Mecklenburg, SS.

July 21 2003						     July 17,  2003

Richard W. Piller personally appeared 	Alton Perkins personally appeared
before me and acknowledged his  		before me and acknowledged
execution of the foregoing instrument  	his execution of the foregoing
to be the free act and deed of  	    instrument to be the free actand
Media Funding Management, Ltd.          deed of Blackstocks
Before me,						        Development Corp.Before me,

__________________________		        _______________________________
Notary Public						    Notary Public
My commission expires:				    My Commission expires: